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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):        November 18, 1998
                                                   -----------------------------


                            SOFTWARE.NET CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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
         DELAWARE                              000-24457                        94-3212136
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(STATE OR OTHER JURISDICTION            (COMMISSION FILE NUMBER)              (IRS EMPLOYER
     OF INCORPORATION)                                                    IDENTIFICATION NUMBER)


1195 West Fremont Avenue, Sunnyvale, California                                    94087
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                         (ZIP CODE)
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Registrant's telephone number, including area code:            (408) 616-4200
                                                            --------------------

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT



ITEM 5. OTHER EVENTS

     On November 18, 1998, software.net Corporation, a Delaware corporation doing business as Beyond.com (the "Company"), announced that it agreed to sell $55,000,000 of Convertible Subordinated Notes due December 1, 2003 (the "Notes") in a private offering to certain qualified institutional buyers. The Company stated that the Notes will bear interest at a rate of 7.25 percent per annum, be convertible into common stock of the Company at $18.34 per share and have a five-year term.

     The Notes are estimated to result in gross proceeds to the Company of approximately $52.8 million (excluding any proceeds from the initial purchasers' over-allotment option to purchase up to an additional $8.25 million of Notes). The Notes are expected to be traded under Rule 144A in the United States on the PORTAL Market.

     The Company stated that it intends to use a substantial portion of the net proceeds for sales and marketing expenses, including to pay for a portion of its obligations to its strategic marketing partners, and for broadcast and other marketing and sales campaigns designed to build its customer base and brand name.

     The Notes will not be registered under the Securities Act of 1933, as amended, or under applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from the registration requirements.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibit

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           99.1     Press Release, dated November 18, 1998
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SOFTWARE.NET CORPORATION
                                                 (Registrant)


Dated: November 30, 1998                         By: /s/ Mark L. Breier
                                                    ----------------------------
                                                 Name:  Mark L. Breier
                                                 Title: President and
                                                        Chief Executive Officer



Dated: November 30, 1998                         By: /s/ Michael J. Praisner
                                                    ----------------------------
                                                 Name:  Michael J. Praisner
                                                 Title: Vice President, Finance
                                                        & Administration and
                                                        Chief Financial Officer



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Exhibit No.         Description
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
   99.1             Press Release, dated November 18, 1998
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